UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/a

AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2005

YTB International, Inc.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

560 Sylvan Avenue
Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

(201) 567-8500
(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K, dated September 9, 2005, of YTB International, Inc., filed with the U.S. Securities and Exchange Commission on January 11, 2006 (the “Original Form 8-K”). The Form 8-K/A is being filed solely to attach as an exhibit a letter, dated January 20, 2006, from Dischino & Associates, P.C., as required by Item 304(a)(3) of Regulation S-B.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits.

Exhibit No.	Description

16.1	Letter dated January 20, 2006 from Dischino & Associates, P.C. required by Item 304(a)(3) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: January 23, 2006	By:	/s/ John Clagg
Name: John Clagg
Title: Chief Financial Officer